Exhibit 99.1

1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR FOURTH FISCAL QUARTER AND FULL YEAR

Franklin Lakes, NJ (November 5, 2008) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported quarterly revenues of $1.836 billion for the fourth fiscal quarter ended September 30, 2008, representing an increase of 11 percent over the prior year period. This quarter’s growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for 5 percentage points of the increase in quarterly revenues.

For the full fiscal year ended September 30, 2008, BD reported record revenues of $7.156 billion, representing an increase of 13 percent over the prior year, which reflects an overall estimated 6 percent favorable impact from foreign currency translation that affected all segments.

“We are pleased to report another strong year for BD, one in which we exceeded our strategic and financial goals despite a challenging business environment,” said Edward J. Ludwig, Chairman, President and Chief Executive Officer. “All segments contributed to our success and growth. Implementation of disciplined spending controls enabled us to expand our operating margins as we continued to make significant capital and R&D investments to support our innovation strategy.”

Fourth Quarter Earnings and Analysis of Full Fiscal Year 2008 and 2007 Earnings

Reported diluted earnings per share from continuing operations of $1.13 for the fourth quarter increased by 15 percent over reported diluted earnings per share from continuing operations of 98 cents for the fourth fiscal quarter of 2007.

For the twelve-month period ending September 30, 2008, reported diluted earnings per share from continuing operations were $4.46. The following analysis (Table 1) of diluted earnings per share from continuing operations for the twelve-month periods ended September 30, 2008 and 2007 identifies specified items that affect the comparability of results between periods. As illustrated, reported diluted earnings per share from continuing operations of $4.46 for fiscal 2008 increased by 16 percent over diluted earnings per share from continuing operations, excluding specified items, of $3.84 for fiscal 2007.

(Table 1)	Twelve Months Ended September 30,
	FY2008	FY2007		% Change

Diluted EPS from Continuing Operations:	$4.46	$3.36		33%

Specified Items:
In-Process Research and Development Charge	-	0.48	(1)

Diluted EPS from Continuing Operations
Excluding Specified Items:	$4.46	$3.84		16%

(1) Represents the effect on diluted earnings per share from continuing operations of the in-process research and development (“IPR&D”) charges recorded in fiscal 2007 related to the Plasso and TriPath acquisitions.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $953 million, representing an increase of 10 percent from the prior year period. Pharmaceutical Systems and Diabetes Care products led revenue growth in the segment. For the full fiscal year ended September 30, 2008, the BD Medical segment reported 11 percent revenue growth to $3.801 billion.

In the BD Diagnostics segment, worldwide revenues for the quarter were $553 million, representing an increase of 11 percent from the prior year’s quarter. Sales of safety-engineered devices, cancer diagnostics products and infectious disease testing systems contributed to revenue growth. For the full fiscal year ended September 30, 2008, the BD Diagnostics segment reported revenue growth of 13 percent to $2.160 billion.

In the BD Biosciences segment, worldwide revenues for the quarter were $329 million, representing an increase of 16 percent from the prior year’s quarter. Demand for clinical and research instruments and reagents were the primary growth drivers. For the full fiscal year ended September 30, 2008, the BD Biosciences segment reported 16 percent revenue growth to $1.195 billion.

Geographic Results

Fourth quarter revenues in the U.S. were $813 million, representing an increase of 3 percent over the prior year period. Revenues outside the U.S. were $1.023 billion, representing an increase of 19 percent over the prior year period, with approximately 9 percentage points of the increase resulting from the favorable impact from foreign currency translation.

For the full fiscal year ended September 30, 2008, revenues in the U.S. were $3.185 billion, representing an increase of 5 percent over the prior year period. Revenues outside of the U.S. were $3.971 billion, representing an increase of 19 percent over the prior year period, with approximately 11 percentage points of the increase resulting from the favorable impact from foreign currency translation.

Fiscal 2009 Outlook for Full Year

The Company estimates that reported revenues for the full fiscal year 2009 will increase approximately 1 to 2 percent. This performance reflects unfavorable foreign currency translation, based on current exchange rates, of an estimated 5 to 6 percentage points. The Company expects diluted earnings per share from continuing operations for the full fiscal year 2009 to increase approximately 8 to 10 percent over reported diluted earnings per share from continuing operations of $4.46 for the fiscal year 2008.

This earnings estimate reflects anticipated operating margin improvement, which more than offsets the unfavorable impact from foreign currency translation.

Conference Call Information

A conference call regarding BD’s fourth fiscal quarter and full year results and its expectations for fiscal year 2009 will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Wednesday, November 5, 2008. The conference call will be available for replay through the close of business on November 12, 2008 on BD’s website, www.bd.com/investors, or at 1-800-642-1687 (domestic) and 1-706-645-9291 (international), access code 67742305.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD

BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people's health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD's capabilities are instrumental in combating many of the world's most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 28,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.

This press release, including the section entitled “Fiscal 2009 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current downturn in the world financial markets and major economies on our ability to access credit markets and finance our operations or the demand for our products and services; changes in interest or foreign currency exchange rates, particularly in light of increased volatility in currency exchange rates; competitive factors; pricing and market share pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation, including changes in government pricing and reimbursement policies or other cost containment reforms; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended September 30,
	2008	2007	% Change

REVENUES	$1,835,631	$1,651,101	11.2

Cost of products sold	891,546	807,377	10.4
Selling and administrative	437,216	399,525	9.4
Research and development	108,606	100,430	8.1
TOTAL OPERATING COSTS
AND EXPENSES	1,437,368	1,307,332	9.9

OPERATING INCOME	398,263	343,769	15.9

Interest income	6,879	9,083	(24.3)
Interest expense	(8,889)	(10,268)	(13.4)
Other expense, net	(1,734)	(4,334)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	394,519	338,250	16.6

Income tax provision	110,541	89,142	24.0

INCOME FROM CONTINUING OPERATIONS	283,978	249,108	14.0

(LOSS)/INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX (BENEFIT)/PROVISION OF
$(1,103) AND $1,176, RESPECTIVELY	(1,804)	10,704	NM

NET INCOME	$282,174	$259,812	8.6

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.16	$1.02	13.7
(Loss)/Income from discontinued operations	$(0.01)	$0.04	NM
Net income (1)	$1.16	$1.07	8.4

Diluted:
Income from continuing operations	$1.13	$0.98	15.3
(Loss)/Income from discontinued operations	$(0.01)	$0.04	NM
Net income (1)	$1.12	$1.03	8.7

AVERAGE SHARES OUTSTANDING

Basic	243,863	243,841
Diluted	251,197	253,009

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Twelve Months Ended September 30,
	2008	2007	% Change

REVENUES	$7,155,910	$6,359,708	12.5

Cost of products sold	3,492,561	3,071,921	13.7
Selling and administrative	1,715,045	1,602,404	7.0
Research and development	396,238	360,050	10.1
Acquired in-process research and development	-	122,133	NM
TOTAL OPERATING COSTS
AND EXPENSES	5,603,844	5,156,508	8.7

OPERATING INCOME	1,552,066	1,203,200	29.0

Interest income	39,368	46,221	(14.8)
Interest expense	(36,343)	(46,420)	(21.7)
Other (expense)/income, net	(1,484)	944	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	1,553,607	1,203,945	29.0

Income tax provision	425,689	347,778	22.4

INCOME FROM CONTINUING OPERATIONS	1,127,918	856,167	31.7

(LOSS)/INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX (BENEFIT)/PROVISION OF
$(567) AND $15,242, RESPECTIVELY	(922)	33,866	NM

NET INCOME	$1,126,996	$890,033	26.6

EARNINGS PER SHARE

Basic:
Income from continuing operations	$4.62	$3.50	32.0
Income from discontinued operations	$-	$0.14	NM
Net income (1)	$4.61	$3.63	27.0

Diluted:
Income from continuing operations	$4.46	$3.36	32.7
Income from discontinued operations	$-	$0.13	NM
Net income	$4.46	$3.49	27.8

AVERAGE SHARES OUTSTANDING

Basic	244,323	244,929
Diluted	252,681	254,810

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Twelve Months Ended September 30, 2007
	As	TriPath	Plasso	Excluding
	Reported	IPR&D (1)	IPR&D (1)	Items

Operating Income	$1,203,200	$114,739	$7,394	1,325,333
as a % of revenues	18.9%			20.8%

Income taxes	347,778	-	-	347,778
effective tax rate	28.9%			26.2%

Income from continuing operations	856,167	114,739	7,394	978,300
as a % of revenues	13.5%			15.4%

Diluted earnings per share
Income from continuing operations	$3.36	$0.45	$0.03	$3.84

(1) Represents the acquired in-process research and development charges of $114,739 and $7,394 related to the TriPath and Plasso acquisitions, respectively.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended September 30,
	2008	2007	% Change

BD MEDICAL
United States	$394,634	$392,166	0.6
International	558,437	476,128	17.3
TOTAL	$953,071	$868,294	9.8

BD DIAGNOSTICS
United States	$281,148	$272,743	3.1
International	271,918	225,206	20.7
TOTAL	$553,066	$497,949	11.1

BD BIOSCIENCES
United States	$136,749	$125,367	9.1
International	192,745	159,491	20.9
TOTAL	$329,494	$284,858	15.7

TOTAL REVENUES
United States	$812,531	$790,276	2.8
International	1,023,100	860,825	18.9
TOTAL	$1,835,631	$1,651,101	11.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Twelve Months Ended September 30,
	2008	2007	% Change

BD MEDICAL
United States	$1,592,322	$1,538,308	3.5
International	2,208,681	1,882,362	17.3
TOTAL	$3,801,003	$3,420,670	11.1

BD DIAGNOSTICS
United States	$1,121,843	$1,054,388	6.4
International	1,037,968	850,717	22.0
TOTAL	$2,159,811	$1,905,105	13.4

BD BIOSCIENCES
United States	$470,641	$440,309	6.9
International	724,455	593,624	22.0
TOTAL	$1,195,096	$1,033,933	15.6

TOTAL REVENUES
United States	$3,184,806	$3,033,005	5.0
International	3,971,104	3,326,703	19.4
TOTAL	$7,155,910	$6,359,708	12.5

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30,
(Unaudited; Amounts in thousands)

	United States
	2008	2007	% Change

BD MEDICAL
Medical Surgical Systems	$248,111	$243,427	1.9
Diabetes Care	102,592	98,384	4.3
Pharmaceutical Systems	37,512	44,376	(15.5)
Ophthalmic Systems	6,419	5,979	7.4
TOTAL	$394,634	$392,166	0.6

BD DIAGNOSTICS
Preanalytical Systems	$145,987	$138,203	5.6
Diagnostic Systems	135,161	134,540	0.5
TOTAL	$281,148	$272,743	3.1

BD BIOSCIENCES
Cell Analysis (1)	$98,883	$85,133	16.2
Discovery Labware	37,866	40,234	(5.9)
TOTAL	$136,749	$125,367	9.1

TOTAL UNITED STATES	$812,531	$790,276	2.8

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	International
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$261,190	$233,366	11.9	4.6	7.3
Diabetes Care	95,921	82,851	15.8	6.6	9.2
Pharmaceutical Systems	188,773	149,023	26.7	14.1	12.6
Ophthalmic Systems	12,553	10,888	15.3	7.7	7.6
TOTAL	$558,437	$476,128	17.3	8.0	9.3

BD DIAGNOSTICS
Preanalytical Systems	$141,119	$122,337	15.4	6.8	8.6
Diagnostic Systems	130,799	102,869	27.2	18.7	8.5
TOTAL	$271,918	$225,206	20.7	12.2	8.5

BD BIOSCIENCES
Cell Analysis (1)	$154,719	$126,515	22.3	14.7	7.6
Discovery Labware	38,026	32,976	15.3	6.8	8.5
TOTAL	$192,745	$159,491	20.9	13.0	7.9

TOTAL INTERNATIONAL	$1,023,100	$860,825	18.9	10.1	8.8

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	Total
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$509,301	$476,793	6.8	3.3	3.5
Diabetes Care	198,513	181,235	9.5	5.4	4.1
Pharmaceutical Systems	226,285	193,399	17.0	7.3	9.7
Ophthalmic Systems	18,972	16,867	12.5	7.5	5.0
TOTAL	$953,071	$868,294	9.8	4.7	5.1

BD DIAGNOSTICS
Preanalytical Systems	$287,106	$260,540	10.2	6.2	4.0
Diagnostic Systems	265,960	237,409	12.0	8.4	3.6
TOTAL	$553,066	$497,949	11.1	7.2	3.9

BD BIOSCIENCES
Cell Analysis (1)	$253,602	$211,648	19.8	15.3	4.5
Discovery Labware	75,892	73,210	3.7	(0.2)	3.9
TOTAL	$329,494	$284,858	15.7	11.3	4.4

TOTAL REVENUES	$1,835,631	$1,651,101	11.2	6.6	4.6

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands)

	United States
	2008	2007	% Change

BD MEDICAL
Medical Surgical Systems	$977,262	$954,971	2.3
Diabetes Care	400,663	378,639	5.8
Pharmaceutical Systems	189,394	180,337	5.0
Ophthalmic Systems	25,003	24,361	2.6
TOTAL	$1,592,322	$1,538,308	3.5

BD DIAGNOSTICS
Preanalytical Systems	$574,378	$541,415	6.1
Diagnostic Systems	547,465	512,973	6.7
TOTAL	$1,121,843	$1,054,388	6.4

BD BIOSCIENCES
Cell Analysis (1)	$324,698	$290,370	11.8
Discovery Labware	145,943	149,939	(2.7)
TOTAL	$470,641	$440,309	6.9

TOTAL UNITED STATES	$3,184,806	$3,033,005	5.0

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	International
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,027,592	$909,109	13.0	4.0	9.0
Diabetes Care	374,657	317,342	18.1	7.0	11.1
Pharmaceutical Systems	752,742	611,563	23.1	9.7	13.4
Ophthalmic Systems	53,690	44,348	21.1	10.7	10.4
TOTAL	$2,208,681	$1,882,362	17.3	6.5	10.8

BD DIAGNOSTICS
Preanalytical Systems	$549,150	$465,276	18.0	7.3	10.7
Diagnostic Systems	488,818	385,441	26.8	16.6	10.2
TOTAL	$1,037,968	$850,717	22.0	11.5	10.5

BD BIOSCIENCES
Cell Analysis (1)	$575,813	$465,661	23.7	13.5	10.2
Discovery Labware	148,642	127,963	16.2	5.8	10.4
TOTAL	$724,455	$593,624	22.0	11.8	10.2

TOTAL INTERNATIONAL	$3,971,104	$3,326,703	19.4	8.7	10.7

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	Total
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$2,004,854	$1,864,080	7.6	3.1	4.5
Diabetes Care	775,320	695,981	11.4	6.3	5.1
Pharmaceutical Systems	942,136	791,900	19.0	8.6	10.4
Ophthalmic Systems	78,693	68,709	14.5	7.8	6.7
TOTAL	$3,801,003	$3,420,670	11.1	5.1	6.0

BD DIAGNOSTICS
Preanalytical Systems	$1,123,528	$1,006,691	11.6	6.7	4.9
Diagnostic Systems	1,036,283	898,414	15.3	11.0	4.3
TOTAL	$2,159,811	$1,905,105	13.4	8.7	4.7

BD BIOSCIENCES
Cell Analysis (1)	$900,511	$756,031	19.1	12.8	6.3
Discovery Labware	294,585	277,902	6.0	1.2	4.8
TOTAL	$1,195,096	$1,033,933	15.6	9.7	5.9

TOTAL REVENUES	$7,155,910	$6,359,708	12.5	7.0	5.5

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.